SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 30, 2003



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 12. Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 30, 2003, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2003. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated October 30, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 30, 2003


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated October 30, 2003.

Exhibit 99.1


            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS
                               REVENUES GROW 13%
                 NET INCOME FROM CONTINUING OPERATIONS RISE 18%
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- October 30, 2003) PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant and hospitality industries and of government information-technology services, today reported financial results for the third quarter ended September 30, 2003.

For the third quarter ended September 30, 2003, PAR Technology Corporation reported revenues of $36.0 million compared to $31.8 million in the third quarter 2002, an increase of 13%. Income from continuing operations was $858,000, an 18% increase over the $726,000 earned in the third quarter one year ago. The Company reported diluted income from continuing operations per share of $0.10 for this past quarter, compared to the $0.09 reported for the same period a year earlier.

For the nine months ended September 30, 2003, PAR Technology Corporation reported revenues of $98.6 million, compared to the $99.4 million reported one year ago. The Company also reported income from continuing operations of $1.5 million in the first nine months of 2003 versus $2.3 million for the first nine months of 2002. Diluted income from continuing operations per share for the first nine months of 2003 was reported at $0.17, compared to diluted income from continuing operations per share of $0.28 reported for the same period in 2002.

Net income for the quarter ended September 30, 2003 was $813,000 and $0.09 diluted net income per share, in contrast to a net loss of $268,000 or $0.03 diluted net loss per share for the same quarter in 2002. The net income results for the nine months ended September 30, 2003 were $1.4 million or $0.15 diluted net income per share, compared to net income of $431,000 and $0.05 diluted net income per share for the same period in 2002.

"We are pleased with our performance this quarter, having weathered a difficult climate for selling software, hardware and services to restaurant and hospitality enterprises over the past year. We have seen increasing interest and activity in this sector of our business as reflected in product sales being up 18% for the quarter," said PAR Technology Chairman and CEO, John W. Sammon. "Additionally, we experienced a 10% increase in our government contracts business in spite of a funding hiatus in our Logistics Management project. Companywide, we expect to continue to execute and improve on the plan we laid out at the beginning of the year."

Forward-looking statements in this release, including forward-looking statements regarding our expected performance for the remainder of this fiscal year, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, further delays in new product introduction; risks in technology development and commercialization; risks in product development and market acceptance of, and demand for, the Company's products; risks associated with government contracts; risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically; risks of intellectual property rights and litigation; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; and other risks detailed in the Company's filings with the Securities and Exchange Commission. Any forward-looking statements should be considered in light of all of these factors. The information contained in this release is applicable only today and should thereafter be considered historical and will no longer constitute PAR's current expectations. PAR undertakes no obligation to update information contained in this release.

PAR is a provider of professional services and enterprise business intelligence hardware and software systems. PAR is the world's largest supplier of restaurant to enterprise solutions to the quick service restaurant market with over 30,000 systems installed in over 95 countries. Additionally, PAR is also a provider of computer based system design and engineering services to the United States Department of Defense and other United States federal government agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information on PAR visit the Company's website at www.partech.com.


                                       ###

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (In Thousands Except Share Amounts)
                                   (Unaudited)

                                                      September 30, December 31,
                                                          2003          2002
Assets                                                ------------  ------------
Current Assets:
     Cash ............................................    $  1,572     $    490
     Accounts receivable-net .........................      29,570       25,843
     Inventories-net .................................      32,062       34,274
     Deferred income taxes - net .....................       5,796        5,766
     Other current assets ............................       2,321        2,638
     Total assets of discontinued operation ..........        --             59
                                                          --------     --------
         Total current assets ........................      71,321       69,070

Property, plant and equipment - net ..................       7,559        8,455
Deferred income taxes - net ..........................       3,698        4,386
Other assets .........................................       2,978        3,211
                                                          --------     --------
                                                          $ 85,556     $ 85,122
                                                          ========     ========
Liabilities and Shareholders' Equity
Current Liabilities:
     Notes payable ...................................    $ 10,348     $  9,634
     Accounts payable ................................       6,613        8,371
     Accrued salaries and benefits ...................       5,063        4,615
     Accrued expenses ................................       1,862        2,077
     Deferred service revenue - net ..................       6,191        6,704
     Total liabilities of discontinued operation .....         237          342
                                                          --------     --------
         Total current liabilities ...................      30,314       31,743
                                                          --------     --------
Long-term debt .......................................       2,114        2,181
                                                          --------     --------

Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       9,860,212 and 9,770,262 shares issued
       8,449,525 and 8,359,575 outstanding
         at September 30, 2003 and
         December 31, 2002, respectively .............         197          195
     Capital in excess of par value ..................      29,200       28,926
     Retained earnings ...............................      31,296       29,946
     Accumulated other comprehensive loss ............        (512)        (816)
     Treasury stock, at cost, 1,410,687 shares
         at September 30, 2003 and
         December 31, 2002, respectively .............      (7,053)      (7,053)
                                                          --------     --------
         Total shareholders' equity ..................      53,128       51,198
                                                          --------     --------
                                                          $ 85,556     $ 85,122
                                                          ========     ========


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                           For the three months    For the nine months
                                            ended September 30,     ended September 30,
                                                        Restated               Restated
                                              2003        2002       2003        2002
                                           --------    --------    --------    --------
Net revenues:
     Product ...........................   $ 15,535    $ 13,159    $ 40,947    $ 43,733
     Service ...........................     10,104       9,222      27,207      27,666
     Contract ..........................     10,367       9,404      30,405      28,019
                                           --------    --------    --------    --------
                                             36,006      31,785      98,559      99,418
                                           --------    --------    --------    --------
Costs of sales:
     Product ...........................     10,219       8,661      26,809      29,635
     Service ...........................      8,380       7,296      22,789      22,669
     Contract ..........................      9,887       8,602      29,056      26,032
                                           --------    --------    --------    --------
                                             28,486      24,559      78,654      78,336
                                           --------    --------    --------    --------
           Gross margin ................      7,520       7,226      19,905      21,082
                                           --------    --------    --------    --------
Operating expenses:
     Selling, general and administrative      4,702       5,050      13,813      13,973
     Research and development ..........      1,418       1,225       3,839       3,992
                                           --------    --------    --------    --------
                                              6,120       6,275      17,652      17,965
                                           --------    --------    --------    --------
Operating income from
     continuing operations .............      1,400         951       2,253       3,117
Other income, net ......................         60         255         449         565
Interest expense .......................       (117)       (235)       (412)       (660)
                                           --------    --------    --------    --------
Income from continuing operations
  before provision for income taxes ....      1,343         971       2,290       3,022
Provision for income taxes .............       (485)       (245)       (825)       (762)
                                           --------    --------    --------    --------
Income from continuing operations ......        858         726       1,465       2,260
                                           --------    --------    --------    --------
Discontinued operations:
     Loss from operations of
        discontinued component .........        (71)     (1,329)       (180)     (2,446)
     Income tax benefit ................         26         335          65         617
                                           --------    --------    --------    --------
     Loss on discontinued operations ...        (45)       (994)       (115)     (1,829)
                                           --------    --------    --------    --------
Net income (loss) ......................   $    813    $   (268)   $  1,350    $    431
                                           ========    ========    ========    ========


                                   (Continued)



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Continued)
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                          For the three months      For the nine months
                                           ended September 30,      ended September 30,
                                                       Restated                 Restated
                                            2003         2002         2003        2002
                                          --------    ---------    ---------    ---------
Earnings per share:
Basic:
     Income from continuing operations   $    0.10    $    0.09    $    0.17    $    0.29
     Loss from discontinued operations   $   (0.01)   $   (0.13)   $   (0.01)   $   (0.23)
           Net income (loss) .........   $    0.10    $   (0.03)   $    0.16    $    0.05
Diluted:
     Income from continuing operations   $    0.10    $    0.09    $    0.17 $       0.28
     Loss from discontinued operations   $   (0.01)   $   (0.12)   $   (0.01)$      (0.22)
           Net income (loss) .........   $    0.09    $   (0.03)   $    0.15 $       0.05
Weighted average shares outstanding
     Basic ...........................       8,446        7,901        8,414        7,891
                                         =========    =========    =========    =========
     Diluted .........................       8,889        8,328        8,810        8,216
                                         =========    =========    =========    =========